SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549




FORM 8-K

CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 13, 1998 (February 5, 1998)


       BUTTON GWINNETT FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)


         Georgia                  0-24008         58-1766331
(State or other jurisdiction  (Commission        (IRS Employer
   of incorporation)         File Number)  Identification Number)


2230 Scenic Highway, Snellville, Georgia     30278
(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:
(770) 978-3242


                          Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Item 1.  Changes in Control of Registrant

     On February 5, 1998, Button Gwinnett Financial Corporation (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") with Premier Bancshares, Inc. ("Premier"). Pursuant to the Agreement, the Company will merge with Premier in a stock-for-stock exchange (the "Merger"). Under the terms of the Agreement, Premier will exchange 3.885 shares of its common stock for each share of the Company's common stock, subject to possible adjustment.

     The Merger is subject to approvals by the shareholders of the Company and Premier, approvals by federal and state bank regulatory authorities and other customary closing conditions.

     The Company and Premier issued a press release on February 5, 1998 describing the proposed Merger of the Company and Premier, and such press release is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          Exhibit No.         Description

             99.1           Press Release of Premier Bancshares,
                            Inc. and Button Gwinnett Financial
                            Corporation dated February 5, 1998



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BUTTON GWINNETT FINANCIAL
                                  CORPORATION



                              By:/s/ Glenn S. White

                              Its: President



Date: February 12, 1998